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                                 AMENDMENT No. 3
                                       to
           AMENDED AND RESTATED CREDIT AGREEMENT AND OTHER AGREEMENTS

            This February 19, 1997, Amendment No. 3 to Amended and Restated Credit Agreement and Other Agreements (the "Amendment No. 3"), is made by and among JOSEPH M. LOBOZZO II, an individual having an office at 690 Portland Avenue, Rochester, New York 14621 (the "Lender" or "Lobozzo"), JOANNE M. LOBOZZO, the wife of Lobozzo, with an address of 756 Rock Beach Road, Rochester, New York 14617 ("Joanne Lobozzo"), DELTA COMPUTEC INC., a New York corporation having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("DCI"), and DELTA DATA NET, INC., a New York corporation having its principal place of business located at 900 Huyler Street, Teterboro, New Jersey 07608 ("DDI"). DCI and DDI are referred to collectively as the Borrower.

                               W I T N E S S E T H

      A. This Amendment No. 3 is intended to amend in certain respects as set forth herein, the terms and conditions of a certain 8% Subordinated Debenture originally issued by DDI on October 28, 1992, as Amended and Restated on February 16, 1995, pursuant to which DCI and DDI agree to pay to Lobozzo $600,001 by January 31, 1998 (the "Lobozzo Subordinated Debenture"), which Lobozzo Subordinated Debenture if guaranteed by DCI.

      B. This Amendment No. 3 is intended to amend in certain respects as set forth herein, the terms and conditions of a certain letter agreement dated May 1, 1995 (the "1995 Letter Agreement"), pursuant to which Lobozzo loaned to Borrower $400,000 as part of Lobozzo's commitment (the "Lobozzo Commitment", as defined in the 1995 Letter Agreement) to fund a portion of an overadvance facility (the "Overadvance Facility", as defined in the 1995 Letter Agreement) which was entered into, also as of May 1, 1995, between the Borrower and the Borrower's then commercial lender, National Canada Finance Corp. ("NCFC").

      C. This Amendment No. 3 is also intended to amend in certain respects as set forth herein, the terms and conditions of certain additional loan advances (the "Additional Advances") between July 25, 1996, and October 9, 1996, in the aggregate amount of $633,600, such Additional Advances being acknowledged by a series of documents executed contemporaneously with the Additional Advances (the "Additional Advance Documents").

      D. This Amendment No. 3 is also intended to amend in certain respects as set forth herein, the terms and conditions of a certain Amended and Restated Credit Agreement (the "October 1996 Credit Agreement") between the Borrower and Lobozzo whereby Lobozzo has agreed to provide the Borrower with Loans (as defined in the October 1996 Credit Agreement) up to $2,550,000.


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      E. The October 1996 Credit Agreement was one of a series of agreements executed on October 10, 1996, whereby the credit facility between the Borrower, and the Borrower's prior commercial lender, National Canada Finance Corp. ("NCFC"), was restructured (collectively, the "NCFC Restructuring"). This Amendment No. 3 is also intended to amend each document executed by Lobozzo as part of the NCFC Restructuring to provide that the rights and obligations of Lobozzo pursuant to the NCFC Restructuring, as reflected in the documents used to accomplish the NCFC Restructuring, are intended to be shared equally between Lobozzo and Joanne Lobozzo. Included within the documents relative to the NCFC Restructuring which, in addition to the October 1996 Credit Agreement, are intended to be amended to reflect the purposes of this Recital, are the following: Assignment; Intercreditor Agreement; Pledge Security Agreement (and attachments thereto); Limited Non-Recourse Guaranty and Suretyship Agreement; Amended and Restated Promissory Note; Amended and Restated General Security Agreement; Amended and Restated Unlimited Continuing Guaranty; and Amended and Restated General Security Agreement (SAI/Delta, Inc.) (collectively, the "NCFC Restructuring Documents").

      F. This Amendment No. 3 is also intended to amend in certain respects as set forth herein, the terms and conditions of certain loans and advances made by Lobozzo to Delta from and after October 10, 1996, the date of the October 1996 Credit Agreement, consisting of Loans (as defined in the October 1996 Credit Agreement) as outstanding from time to time which ever exceed the amount of Loans which would otherwise be permitted by the Borrowing Base (as defined in the October 1996 Credit Agreement), such excess Loans being referred to as the "Overbase Loans". The Overbase Loans are acknowledged by a series of documents executed contemporaneously with the granting of the Overbase Loans (the "Overbase Loan Documents").

      G. Pursuant to a document entitled Amended No. 1 to Amended and Restated Credit Agreement and Other Documents ("Amendment No. 1"), the interest rate relative to the Lobozzo Commitment, the Additional Advances and the October 1996 Credit Agreement was reduced.

      H. Pursuant to a document entitled Amended No. 2 to Amended and Restated Credit Agreement and Other Documents ("Amendment No. 2"), among other matters dealt with therein, the Maturity Date of the October 1996 Credit Agreement was extended to March 31, 1997, and certain other amendments or waivers were made with regard to any non-compliance which may have existed with the Borrowing Base (as defined in the October 1996 Credit Agreement.

      I. Lobozzo has advised the Borrower that Lobozzo desires to transfer to Joanne Lobozzo half of Lobozzo's rights, benefits, obligations and interest with regard to:


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            (i) The Lobozzo Subordinated Debenture;

            (ii) The May 1995 Letter Agreement and the Lobozzo Commitment;

            (iii) The Additional Advances and the Additional Advance Documents;


            (iv) The Loan and the October 1996 Credit Agreement and the NCFC Restructuring Documents; and

            (v) The Overbase Loans and the Overbase Loan Documents;

and the Borrower has agreed to acknowledge the transfer from Lobozzo to Joanne Lobozzo, all on the terms and conditions set forth herein.

      NOW, THEREFORE, it is agreed as follows:

      1. Incorporation of Recitals. The recitals set forth in the recital paragraphs of this Amendment No. 3 are intended to be, and are, incorporated into this Amendment No. 3 as a part hereof.

      2. Amendment to Lobozzo Subordinated Debenture.

            (a) By the execution of this Amendment No. 3, Lobozzo hereby transfers to Joanne Lobozzo half of Lobozzo's rights, benefits, obligations and interest in the Lobozzo Subordinated Debenture, such that such rights, benefits, obligations and interest of Lobozzo in the Lobozzo Subordinated Debenture are owned one-half by Lobozzo ($300,000.50) and one-half by Joanne Lobozzo ($300,000.50).

            (b) By the execution of this Amendment No. 3, Joanne Lobozzo accepts the transfer of half of Lobozzo's rights, benefits, obligations and interest in the Lobozzo Subordinated Debenture, and agrees to fulfill half of any obligations of Lobozzo pursuant to the Lobozzo Subordinated Debenture.

            (c) The parties hereto agree that, from and after February 19, 1997, the Lobozzo Subordinated Debenture be, and it hereby is, amended to change the definition of the term "Lobozzo" from a single person, Joseph M. Lobozzo II, to two persons, jointly and severally, Joseph M. Lobozzo II and Joanne M. Lobozzo, and that further Reaffirmed and Restated Lobozzo Subordinated Debentures will be issued to Lobozzo and to Joanne Lobozzo as set forth in paragraph 2(a) of this Amendment No. 3.

            (d) Except as amended by this Amendment No. 3, the terms and conditions of the Lobozzo Subordinated Debenture be, and they hereby are, hereby reaffirmed in their entirety.


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      3. Amendment to Lobozzo Commitment and 1995 Letter Agreement.

            (a) By the execution of this Amendment No. 3, Lobozzo hereby transfers to Joanne Lobozzo half of Lobozzo's rights, benefits, obligations and interest in the 1995 Letter Agreement and in the Lobozzo Commitment, such that such rights, benefits, obligations and interest of Lobozzo in the 1995 Letter Agreement and of the Lobozzo Commitment are owned one-half by Lobozzo ($200,000) and one-half by Joanne Lobozzo ($200,000).

            (b) By the execution of this Amendment No. 3, Joanne Lobozzo accepts the transfer of half of Lobozzo's rights, benefits, obligations and interest in the 1995 Letter Agreement and in the Lobozzo Commitment, and agrees to fulfill half of any obligations of Lobozzo pursuant to the 1995 Letter Agreement and the Lobozzo Commitment.

            (c) The parties hereto agree that, from and after February 19, 1997, the 1995 Letter Agreement, as amended by Amendment No. 1 and as amended by Amendment No. 2 be, and it hereby is, amended to change the definition of the term "Lobozzo" from a single person, Joseph M. Lobozzo II, to two persons, Joseph M. Lobozzo II and Joanne M. Lobozzo, and that further Amended and Restated 1995 Letter Agreements will be issued to Lobozzo and to Joanne Lobozzo as set forth in paragraph 3(a) of this Amendment No. 3.

            (d) Except as amended by this Amendment No. 3, the terms and conditions of the 1995 Letter Agreement, as previously amended by Amendment No. 1 and Amendment No. 2, are hereby reaffirmed in their entirety.

      4. Amendment to Additional Advance and Additional Advance Documents.

            (a) By the execution of this Amendment No. 3, Lobozzo hereby transfers to Joanne Lobozzo half of Lobozzo's rights, benefits, obligations and interest in the Additional Advance Documents and in the Additional Advances, such that the rights, benefits, obligations and interest of the Additional Advance Documents and of the Additional Advances are owned one-half by Lobozzo ($316,800 as of October 9, 1996) and one-half by Joanne Lobozzo ($3-6,800 as of October 9, 1996).

            (b) By the execution of this Amendment No. 3, Joanne Lobozzo accepts the transfer of half of Lobozzo's rights, benefits, obligations and interest in the Additional Advance Documents and in the Additional Advances, and agrees to fulfill half of any obligations of Lobozzo pursuant to the Additional Advance Documents and the Additional Advances.


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            (c) The parties hereto agree that, from and after February 19, 1997, the Additional Advance Documents, as amended by Amendment No. 1 and as amended by Amendment No. 2 be, and they hereby are, amended to change the lender of the Additional Advances from a single person, Joseph M. Lobozzo II, to two persons, Joseph M. Lobozzo II and Joanne M. Lobozzo, and that further Amended and
Restated Additional Advance Documents will be issued to Lobozzo and to Joanne Lobozzo as set forth in paragraph 4(a) of this Amendment No. 3.

            (d) Except as amended by this Amendment No. 3, the terms and conditions of the Additional Advance Documents, as previously amended by Amendment No. 1 and Amendment No. 2, are hereby reaffirmed in their entirety.

      5. Amendment to Loan and October 1996 Credit Agreement and NCFC Restructuring Documents.

            (a) By the execution of this Amendment No. 3, Lobozzo hereby transfers to Joanne Lobozzo half of Lobozzo's rights, benefits, obligations and interest in the October 1996 Credit Agreement and in the Loan and in the NCFC Restructuring Documents, such that the rights, benefits, obligations and interest of the October 1996 Credit Agreement and of the Loan and of the NCFC Restructuring Documents are owned one-half by Lobozzo (up to $1,275,000) and one-half by Joanne Lobozzo (up to $1,275,000).

            (b) By the execution of this Amendment No. 3, Joanne Lobozzo accepts the transfer of half of Lobozzo's rights, benefits, obligations and interest in the October 1996 Credit Agreement and in the Loan and in the NCFC Restructuring Documents, and agrees to fulfill half of any obligations of Lobozzo pursuant to the October 1996 Credit Agreement and the Loan and the NCFC Restructuring Documents.

            (c) The parties hereto agree that, from and after February 19, 1997, the October 1996 Credit Agreement, as amended by Amendment No. 1 and as amended by Amendment No. 2, and the NCFC Restructuring Documents, be, and they hereby are, amended to change the "Lender" from a single person, Joseph M. Lobozzo II, to two persons, Joseph M. Lobozzo II and Joanne M. Lobozzo, that the reference to "Lobozzo" in any of those documents be, and they hereby are, amended to change "Lobozzo" from a single person, Joseph M. Lobozzo II, to two persons, Joseph M. Lobozzo II and Joanne M. Lobozzo, and that a further Amended and Restated Credit Agreement, a further Amended and Restated Promissory Note, and further amended documents comprising component parts of the NCFC Restructuring Documents will be issued to Lobozzo and to Joanne Lobozzo as set forth in paragraph 5(a) of this Amendment No. 3, and until such time as any of those documents are issued, the existing


                                                                   Page 23 of 75
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documents will be deemed, between Joseph M. Lobozzo II and Joanne Lobozzo, to have been amended as set forth in this Amendment No. 3.

            (d) Except as amended by this Amendment No. 3, the terms and conditions of the October 1996 Credit Agreement, as previously amended by Amendment No. 1 and Amendment No. 2, and the terms of the NCFC Restructuring Documents, are hereby reaffirmed in their entirety.

      6. Amendment to Overbase Loan and the Overbase Loan Documents.

            (a) By the execution of this Amendment No. 3, Lobozzo hereby transfers to Joanne Lobozzo half of Lobozzo's rights, benefits, obligations and interest in the Overbase Loan Documents and in the Overbase Loan, such that the rights, benefits, obligations and interest of the Overbase Loan Documents and of the Overbase Loan are owned one-half by Lobozzo and one-half by Joanne Lobozzo as those Overbase Loans may exist from time to time.

            (b) By the execution of this Amendment No. 3, Joanne Lobozzo accepts the transfer of half of Lobozzo's rights, benefits, obligations and interest in the Overbase Loan Documents and in the Overbase Loan, and agrees to fulfill half of any obligations of Lobozzo pursuant to the Overbase Loan Documents and the Overbase Loan.


            (c) The parties hereto agree that, from and after February 19, 1997, the Overbase Loan Document as amended by Amendment No. 1 and as amended by Amendment No. 2 be, and they hereby are, amended to change the lender of the Overbase Loan from a single person, Joseph M. Lobozzo II, to two persons, Joseph
M. Lobozzo II and Joanne M. Lobozzo.

            (d) Except as amended by this Amendment No. 3, the terms and conditions of the Overbase Loan Documents, as previously amended by Amendment No. 1 and Amendment No. 2, are hereby reaffirmed in their entirety.

      IN WITNESS WHEREOF, the parties have caused this Amendment No. 3 to be duly executed and delivered by individual signatories and by the proper and duly authorized officers of the Borrower as of the date first above written.

                                          /s/ Joseph M. Lobozzo II
                                          --------------------------------------
                                          Joseph M. Lobozzo II

                                          /s/ Joanne M. Lobozzo
                                          --------------------------------------
                                          Joanne M. Lobozzo


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                                          DELTA COMPUTEC INC.

                                          By: /s/ John DeVito
                                              ----------------------------------
                                              John DeVito, President


                                          DELTA DATA NET, INC.

                                          By: /s/ John DeVito
                                              ----------------------------------
                                              John DeVito, President


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